UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act 0f 1934


Date of Report: September 8, 2006


MOTHER LODE GOLD MINES CONSOLIDATED
(Exact name of Company as specified in its charter)


	CALIFORNIA	0-16468	94-2236016
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1312 CONCANNON BOULEVARD, LIVERMORE, CA 94550
(Address of principal executive offices)

(925) 606-5939
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

?	Written communication pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

?	Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240 14a-12)

?	Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17
CFR 240.14d-2(b))

?	Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17
CFR 240.13e-4(c))



Section 8. Other Events

Item 8.01

Pacific FarEast Minerals, Inc. ("PFEM"), an Investee corporation of Mother Lode Gold
Mines Consolidated ("MLGM"), conducts geologic operations in the People's Republic of
China for the purpose of locating deposits of gold, and other metals, that may have economic potential for mining operations. One such project is located in the County of
Weichang, Province of Hebei, People's Republic of China, and is
 referred to as "The
Weichang Project".

PFEM has issued a report to shareholders, titled "Corporate Update", dated September 8,
2006, describing the progress of PFEM and The Weichang project in particular.

MLGM deems this report to be of importance to the security holders of MLGM. MLGM currently holds a 29.9% interest in PFEM. PFEM's report is submitted herein.

In addition to PFEM's corporate update report to shareholders, MLGM received, on
September 21, 2006, a copy of the Audit of Accounts for the Chengde
 Great Wall Minerals
Company, Ltd. by the Chengde Zhengyuan Accountant's Office Co., Ltd., Chinese registered accountants, 50 Xinxing Street, Shuanggiao, Chengde, Hebei
Province, China. The Chengde
Great Wall Minerals Company, Ltd. is owned 100% by PFEM.
This report is submitted
herein.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant
has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


		Mother Lode Gold Mines Consolidated
		(Registrant)

Date September 21, 2006

		o/s Frank M. Orrell
		Chairman/CEO






CORPORATE UPDATE

PATHWAY TO CASHFLOW






Page 1

Figure 1

Asia map showing location of Weichang County, Hebei Province, in the People's Republic of China












PACIFIC FAREAST MINERALS INC.






    DISCLAIMER

The Information contained in this presentation has been prepared using the information available to Pacific FarEast Minerals Inc. (PFEM) at the time of preparation. This presentation contains forward-looking statements that were based on expectations, estimates and projections as of the date of this presentation. Any forward-looking statement is subject to known and unknown factors which may cause actual results and developments to materially differ from those expressed by, or implied by the forward-looking statements in this presentation.

External or other factors may have impacted on the business of
 PFEM and the content
of this presentation since its preparation. Pacific FarEast Minerals does not undertake to update any forward-looking statements that are contained in this presentation, except in accordance with applicable securities laws.
 In addition,
this presentation may not include all relevant information regarding PFEM.

PFEM has taken all reasonable care in preparation of this presentation, however; the content of this presentation should not be relied upon in relation to any further action including investment in Pacific FarEast Minerals Inc. Any person considering an investment in PFEM is advised to obtain independent financial advice prior to
making an investment decision.

Figure 2

Map of Peoples Republic of China showing location of project in Hebei Province, PRC

Figure 3

Google Earth photograph of Weichang shear zone development



WEICHANG PROJECT GEOLOGICAL MAP

Figure 4

Weichang Project geological map showing location of dominant rock types




PRESENTATION SUMMARY


CORPORATE OVERVIEW

PROJECT UPDATE

PATHWAY TO Operating
CASH FLOW





CORPORATE UPDATE
By: Frank M. Orrell, Chairman











PACIFIC FAREAST MINERALS INC.













Dated: September 8, 2006



CAPITAL STRUCTURE
September 8, 2006







	Total Shares Outstanding	6,925,352

	Treasury Shares*	2,040,000

	Share Price	$0.60

	Market Capitalization	$4,155,211

	Options on Issue	60,000

	Number of Shareholders	27



*Shares acquired from former Founder and returned to Treasury on Sept.6, 2006. Any shareholder is entitled to see the opinion of Counsel in this regard. The Company recently engaged the Law Firm of De Martini & Walker
(Corporate Law) and
The Boone Law Group (SEC Law), through the good offices of MLGM.



SHAREHOLDER BASE



SHARES	%	No. of

Mother Lode Gold Mines Consolidated*	29.96	2,074,591
Havilah Mining Company Inc. *	20.44	1,415,836
Minority Founders as a Group 	17.39	1,204,088
Shares issued for Compensation   	5.54	384,000
Individual Investors as a Group   	26.67	1,846,837

Total Outstanding 	100.00%	6,925,352


Holders of Convertible Debt    8% Debenture		351,000
Shares under Option                            		60,000
Warrant A                                                  	  352,518
Warrant B                                               		     352,518

Fully Diluted Shares (Excludes 2,040,000 Treasury Shares) 	8,041,388

* (Founders)









MARKET CAPITALIZATION

Page 10

Figure 6

Bar Chart showing comparative market capitalization of like companies compared to
Pacific FarEast Minerals, Inc.


			CAPITALIZATION
	COMPANY	SYMBOL	(MILLION DOLLARS)
China Gold Corp	GCDC	1.5
Pacific FarEast Minerals, Inc. 	PFEM	4.2
China Resources	CAEO	17.0
Golden Tiger Mining	GTX	19.0
Central China Goldfields	GGG	23.0
Majestic Gold	MJS	26.0
Intercitic	ICI	38.0
Red Dragon Resources	DRA	45.0
Minco Mining Minerals	MMM	48.0








PROJECT OVERVIEW


                 Platforms for Growth in Place


	Weichang,	Focus
	Hebei Province	Development

       Major Shear Zone	South GuangDingShan


                 	Exploration

       Major Shear Zone	North GuangDingShan

       	Ocean Close	ErDaoChuanGouMeng

       East Shear Zone	DongFengShan

	East Shear Zone Ext.	DaYaoGou


      Xiuyan,
     Liaoning Province   	 Prospect

  Large Tailing site 	DongQianKuang
		WeiKuangBa





BUILDING A MULTI METAL ASSET BASE
ON A FOUNDATION OF GOLD
OUR PATHWAY TO OPERATING CASH FLOW


	TARGET
	2008/9

	DEVELOPMENT
	South GuangDingShan
	(Au)

	EXPLORATION
	North GuangDingShan
	(Au, Cu, Zn)

	ErDaoChuanGouMeng
	(Au)

	DongFengShan
	(Au, Cu)

	DaYaoGou
	(Au, Zn)

	Xiuyan Tailings
	(Au, Ag)




There is good potential
to develop a large/huge gold
and
multi-metal area
in
Weichang, China
Mr. Zhang De-sheng, VP, GM
Hebei Prov. Reg. Geo. Min.Exp.Inst.




ACHIEVMENTS (Through August 31, 2006)


Completed:  Identification of major gold bearing geologic structures in China, capable
of providing a Pathway To Operating Cash Flow and Growth.

Completed: Addition of Prof. Sun Shu, former Chairman of the National Science Foundation of China, to PFEMS Advisory Board, as Chief China Adviser (Prof. Sun is recognized as Chinas leading structural geologist, and holds world wide acclaim in his field of expertise).

Completed: Extensive literature review of past Governmental Exploration in the Weichang area and North China Block, pertaining specifically to Weichang and beyond.

Completed:  Comprehensive Weichang Exploration and Development Plan.

Completed:  Assessment of Weichang Infrastructure: Water, Power,
Roads, Labor, Rail,
Living Accommodations, Medical, Banking, Office, Communications facilities and general Environmental conditions.

Completed:  Establishment of relationship with The Weichang Gold
Company of the Manchu
Autonomous County of Weichang, Chengde Administrative area, President Ma Yun, Manager. Established relations with City and County Authorities.

Completed: Exploration/Mining Agreement covering 6,200 sq km, with option to enter into
77.5 / 22.5% Joint Venture Agreement with the Weichang Gold Co.
(subsequently expanded to 9,200 for preliminary exploration activity).

Completed:  Establishment of the Chengde Great Wall Minerals
Co. Ltd, a China Foreign
Investment Company, Mrs. Wu Yi-Shan, Managing Director.

Completed: Opening of Weichang Field Office in the headquarters of the Weichang Gold
Company.

Completed: Establishment of relations with new representatives of the Weichang Industrial Bureau.

Completed: Regional investigations, preliminary observations and exploration in the
Provinces of Liaoning and Hebei, China, during the year 2005.

Completed:  Business License renewal.



Ongoing:    Established relationships with the Ministry of Land and
 Resources, in
Beijing, with the aid and assistance of Prof. Sun Shu.

Ongoing:    Established fund for Deserving Students in Geology and Engineering.

Ongoing:    Maintenance of relations with the Counsel Generals office in
San Francisco,
California.

Established:  Banking, Accounting, Governmental and Local Ministry of
Land and Resources
Department relationships in the City Administrative area of Chengde, Hebei Province, China.


























  WEICHANG SETTING




 ATTRIBUTES

Infrastructure to Support Mining Operations:
Local Field Office of:
Chengde Great Wall Minerals Company, Ltd.
And
Headquarters of:
The Weichang Gold Company

Roads, Rail, Power, Water, Communications,
Large Work Force, Housing, Medical.
City, County Government Services
Excellent Exploration / Development Potential for upside.
Approved Exploration Permits
Approved Business License
County Gold Company as Partner
Mining a Strategic Goal of County Government
Coordinated team approach between PFEM and Government
Project registered as Strategic Project by:
Chengde Administrative Authority






Weichang Exploration / Development Program

Prepared by; The Chengde Great Wall Minerals Company, LTD;
a wholly owned subsidiary of
Pacific FarEast Minerals Company, Inc.

This document is highly confidential and is to be used only in the evaluation of the
Company's progress by shareholders in the County of Weichang, China.

The Company's exploration and development efforts, shown on the areas designated in the
"Weichang, GuanDingShan Multi-Metal Map", page 22, have been concentrated on strategies developed by western mining companies in search of large scale gold and base metal deposits formed at generally low temperatures, of a disseminated type; associated with major Shear Zones, and Hot Springs in an epithermal setting.
Of special importance to
the Company are Ocean Close type prospects, created by complex hydrothermal processes,
i.e. subduction and accretion during orogeny. Such deposit types may contain several million ounces of fine gold, and/or major base metal deposits, more generally known as;
"World Class Deposits", or in some rare cases, "Giant Deposits"

These occurrences are deposited by hydrothermal or metasomatic events within large
volumes of host rocks of different origin and / or source rocks deep within the earths crust, or mantle. The low grade of many of these types of ore bodies can only be mined economically if the volume of such ore body is large enough to justify the capital expenditure necessary to bring the project into production.
Therefore; the size of the
potential target area must be extremely large in scale, and inclusive of a unified land position. Due to the extremely large size of the "Weichang Occurrence"
 envisioned by the
Chengde Company, and the large funding necessary to perform an adequate scoping study of the entire subject area, the Company initially made its first application for prospecting permits covering certain known gold occurrences that coincide with the company's geologic perspective. Those permits now cover an area of 251 sq km. The
Company has rights to explore over a 6,200 sq km area under
 terms with The Weichang
County Gold Company. The Mayor of the City County Government, in the Spring of 2006, graciously extended these rights to cover the entire county of
 9,200 sq km, giving the
Company, what it believes, is one of the largest, if not the largest prime prospecting
areas in all of China.

With the approval of the initial prospecting permits; and the guidance its China
Staff, Senior Adviser and Ministry of Land and Resources Officials, the Company was lawfully permitted to embark upon a program to study individual gold occurrences; areas
of alteration, rock types etc., perform geochemical studies, trenching, drilling and other necessary work prior to actual mining operations. Success in developing highly
prospective targets through our Qualified Work Program allows the company access to world capital markets, providing a pathway, or avenue, for future project financing.
The Company estimates the amounts of future investment capital to be employed in the
Weichang area to be very substantial. Positive findings during the field season in 2005 and early 2006 by the Company's geologists, and senior personal, are leading the
Company to seriously consider a further expansion of the permitted prospect areas, in
line with the written Agreement dated; August l6, 2003, between the Company and The Gold
Company of Weichang County. The intent of this agreement from the onset of its implementation was the development of large scale industrial type gold and other mineral
mining and processing operation. The company has expended in excess of 3,700,000 Yuan to date in advancing the Weichang project into the "development stage". Further investment capital will be supplied to the Chengde Company upon additional positive findings, as exploration and development progresses.

The Company began its exploration efforts in a target rich environment at the core of an extremely large regional epithermal occurrence, crossed by major shear zones, rift structure and Ocean Close apparatus. The GuangDingShan area is just one target among others in the heart, or intersection, of these massive geologic structures. Aside from its major goals, as stated above, the Company has discovered what it and the Hebei
Regional Geological Institute, Langfang, believes is a large to huge high grade Au vein and multi metal system of major proportions in the North and South GuanDingShan prospect area and beyond (See, page 24 for further details).
 The Company is in early
stages of planning to bring the southern portion of this target into production as its
"Pathway to Cash Flow", it also believes SGDS will be augmented by the results of this years work on its North GuanDingShan prospect (This exceptional target exhibits high grade gold prospects, as well as large scale base metal characteristics).
 The current
production target is a multiple deposition quartz vein type of deposit the Company believes has great depth perception and can be mined efficiently over wide widths, using the forces of gravity, local environment and large labor force in order to reduce operating costs. In near proximity to the GDS project area the
 Company has started
early exploration work on what it believes is an exceptional
 Ocean Close prospect,
previously mined for high grade gold values, in line with the work of K. Leahy et al.
(2005), Geodynamic Processes that Control the Global Distribution of Giant Gold Deposits.

The key point of an exploration effort in such an environment, as Weichang, is based on a widely accepted concept that large shear zone and related low temperature deposits almost always leave profound geochemical evidence of their existence. Therefore, the key exploration technology used by the company will center on gathering existing geochemical data from all sources, as well as using and developing new highly sophisticated geochemical sampling techniques, which are now being employed in the
Western World, (such as those being employed in the famous
Carlin Trend in Nevada,
U.S.A.). The Company has, or has access to, certain inter-nationally recognized professionals to analyze and interpret our highly specialized approach to this type of
exploration and subsequent development procedures.

The Company has also; (1) Contracted with established Chinese
Geological Organizations
for certain specialized work, such as the Hebei Regional Geological Exploration Institute, and will; (2) Train Chinese Nationals who will become an integral part of the
Chengde Company.

In broad terms we see the following multi-phased exploration and development plan to be a generalized approach for the company's work in the Weichang area:





Page 18


Figure 7

STAGES AND EXPENDITURES
IN A MINERAL EXPLORATION PROGRAM

A qualitative graph of expenditures (vertical axis) against the phases of a mineral exploration program (horizontal axis)

Phase l

(I)*	Planning	Completed
(II)*	Literature search and data accumulation
                    (III)*
	Reconnaissance	Completed

	l. Balance in combination with (l.2) Remote Sensing and Geological profiling

Phase II

(IV)*	Target Appraisal and Identification	Completed

       l. The sheer size of the target area prohibits detailed geochemical work being applied to the whole territory evenly. We therefore have had to identify more
favorable areas for exploration and concentrate our major effort at first on such targets.
Remote Sensing (RS) The Hebei Institute had access to 1:50000 multi-band satellite data of the designated area and several institutions and specialists, in China.
This information has been used in a targeting strategy, on the basis of interpretation of such data.

1.1	Geological Profiling (GP)
At the same time, the company has started to develop several lateral cross sections of the identified project area, which is being investigated, sampled and further studied in great detail. Special attention was given to detailed geochemistry, thin-section ore petrography and studies of alteration in contact zones, along areas of high energy tectonic activity, exhibiting evidence of mineralization and zones of low rock density.

This work will allow us, without having to undertake a huge and very expensive effort to map the whole territory at the appropriate scale, to understand in detail the scale, nature and particulars of the hydrothermal or metasomatic process, alterations, movements of the chemical fronts and other geochemical relevant events.

1.2	Combining of Remote Sensing and Geological Profiling
(RS) (GP) for the
purpose of better adjusting RS filtering and processing to the specifics of the Weichang region (Every territory and terrain has certain specifics that have to be
taken into consideration while doing RS interpretation). Important feedback information from field geologists was used to analyze anomalies relevant to the needs of the RS interpreter, giving our team a great advantage in adjusting techniques to be used to further delineate interesting potential target areas. Thus, we plan to have a prolonged RS interpretation cycle that we expect to adjust
to such extent that success of interpretation will be greatly improved.

Phase III

2.	Geochemical Survey (GS) of the designated target areas:

2.1	After reviewing the available preliminary RS and GP results, the team delineated promising areas for further investigation. Additional work was then performed on these areas in the form of detailed geochemical surveys. The reliability and value of geochemical work heavily depends on precision and consistency of every step during the process. Such surveys were conducted by the
Hebei Regional Exploration and Geological Institute with very experienced survey
crews and in combination with very high level analytical work. The geochemical surveys scale and sampling protocols of course were developed with regards to local conditions. Relief, soil chemistry, weathering, vegetation, streams geometry and many other factors were taken into consideration in order to develop
sampling and analytical protocols specific to the Weichang area.

Special attention was paid to sample preparation, assaying technology and in mapping, with emphasis on alteration and structure, soil and rock geochemistry.

Large scale shear zone and related disseminated gold / base metal deposits demand special attention during sample preparation of geochemical surveys, due to the fact that the gold particles in these types of deposits, or prospects, are much smaller than in a quartz vein environment (typically these particles are encapsulated in quartz), much finer milling equipment is needed for adequate sample preparation. This process will be applied to many of the project areas we are exploring in the Weichang epithermal system.

Another area where precision and well-developed procedures are vital is between-
sample equipment cleaning, and finally, our assaying lab has to have solid quality control (QC) protocols that are absolutely followed. PFEM has used the SGS lab near Beijing and the American Assay Lab in Reno, US, to check sample results to date, in comparison with the Hebei Inst. Lab in Langfang, China. The labs have been inspected by Donald L. Gustafson (Consulting Economic Geologist)
 and Stanley
D. Rhyu (PFEM Metallurgist).

2.2	Geochemical anomalies, their interpretation and selection of first target areas for exploration drilling:

After the initial GS information was collected, the process of delineating first tier target areas was begun, assessing their connection to the geology and ore potential. These areas were tested additionally with appropriate geochemical methods, and have been undergoing detailed geological mapping, etc., in preparation of exploration drilling. Undoubtedly some additional Remote Sensing
(RS) work will be done on these areas in 1:25000, or even 1:10000 scales.

2.3	Preparation of a set of maps and sections with geological, structural, alteration, fluid inclusion and geophysical data, combined with skillful interpretation to define target potential.

PFEM in conjunction with the Hebei Regional Exploration Institute is working to establish a model of such data geochemically and mathematically.

Phase IV

(V)* Target Testing	Underway

	1. Trenching, tunneling	Underway
  	2. Drilling, logging, plotting and analysis	Planning
	3. Computerization of data in order to create a three-
dimensional framework.	Early Stage
	4. Data plotted on several scales of maps
	and sections		Completed or Underway

(VI)* Ore Body Development	Mining Engineering	Underway
(VII)* Mine Development 	Mining Engineering	Early Stage Planning
(VIII)* Mining	Mining Engineering	Early stage Planning

Summary

There is no quick and easy way to find and develop a major ore body containing millions of ounces of gold and/or other metals in the Weichang area. A well conceived serious, and skillfully executed staged exploration and development program, is much more likely to have success than shoddy one, both in terms of ore found and the ratio of the value of the ore found to the cost of finding it.

Exploration planning should divide the program into stages that are very sequential and
consequential. The exploration program model we are using is flexible and will be responsive to the data generated on a daily basis by the program.
Target concepts
evolve from time to time as our team works with the existing data and/or new data.
Relevance, rank, and collection sequence will be critical in the data gathering process.

The goals of our program are intensely practical. There will be consideration of economic parameters along with geological parameters at each stage, as well as a deep concern for the Environment and People from the earliest stage through the final stages of exploration, development, and operations.

 The Chengde Great Wall Minerals Company and its Manager are developing an environment where imagination, innovation and initiative are encouraged as well as stimulated (all a part of Western Mining Company Strategy). The Manager and the
 Gold Company of
Weichang County, with the assistance of local and regional officials, will lead this
effort towards our fundamental objectives:(1) The discovery of major (World Class)
type gold, silver and/or base metal deposits. (2) The development of a profitable, as well as responsible mining enterprise, providing mutual benefits for all parties,
including the People of Weichang County.  (3) Advancing the
Science of Geology and
Mining Engineering in China.



Weichang Exploration 2005


Page 22


Figure 8


Photographs showing exploration work at the Weichang site (2005)







Page 23


Figure 9


Geologic map showing Weichang, Guang Ding Shan gold, silver and multi-metal locations



DEVELOPMENT

South GuanDingShan, Weichang, Hebei Province, China

Completed:  Exploration Permits Issued by Ministry of Land and Resources.

Completed:	Preliminary exploration and literature review in
2004 on 100 sq km area
outsideSouth GuanDingShan area; due to snow cover, Gustafson and Robert S. (Steve) Friberg (Certified Professional Geologist), were physically unable to inspect the South Guan Ding Shan Prospect. In their report of January 2005, Gustafson and Friberg suggested that PFEM should direct its efforts toward the major identified shear zones, containing geophysical and geochemical anomalies over significant areas that might outline important targets, which the Company needed to explore for major deposits. Gustafson suggested these anomalies may be indicating large disseminated ore bodies at depth.

Established:	Relationship with Hebei Regional Exploration and Geologic
Institute,Langfang, China.

Completed:	Pre-Exploration plan and budget by Hebei
Geological Exploration Institute,
focused on Major Shear Zone recommended by D. L. Gustafson, and Freiberg, above.

Completed:	Extensive geo-chemical sampling, 18 trench
program (rock type and lab
analysis). Identified 11 gold ore bodies within the working areas from 91 channel samples in 18 trenches.


Ore Body Scale and Grade

OreBody No.
Length?m?
Grade?g?t?
Trench
Sample & Grade




Sample No.
Grade?g?t?
I
160
3.02
TC1
1-2
3.61




1-3
1.32



TC2
2-2
4.12
II
160
3.45
TC1
1-5
5.11



TC2
2-4
1.78
III
200
7.0
TC15
15-4
8.86



TC16
16-6
5.83




16-7
6.31
IV
160
11.8
TC14
14-2
11.8
V
160
6.43
TC14
14-5
5.75




14-6
7.10
VI
335
6.77
TC9
9-2
2.22




9-3
18.00




9-4
4.82



TC10
10-1
4.03




10-3
6.02




10-4
6.58



TC12
12-2
7.32




12-5
6.97



TC13
13-2
4.97
VII
120
1.92
TC8
8-2
1.92
VIII
120
1.51
TC8
8-5
1.51
IX
120
5.03
TC6
6-1
5.03
X
120
10.0
TC6
6-4
10.0
XI
120
4.38
TC6
6-6
4.38



Completed:	Identification of large high grade vein system,
as potential bulk mineable
resource with world class potential; associated with major regional shear zone target area in epithermal environment; adjacent to highly prospective huge Au and base metal prospect (NGDS) .

Completed:	Survey of potential Mill Site and Environmental conditions.

Completed:	Check Sampling by SGS lab, 43-101 certified: I
nspection of Langfang and SGS
labs by Donald L. Gustafson, Robert S. (Steve) Friberg and Stanley D. Rhyu to inspect procedures, on separate occasions.

Completed:	Safety Inspections and established procedures
according to Chinese law.

Completed:	Data analysis, extensive geo-chem survey,
trenching, sampling and l by 2500
mapping.

Completed:	Topographic map 1:2500.

Initiated:	Exploration for extensions of new ore zones
within the confines of South
GuanDingShan project area, as a basis for estimation of size and scope of Project.

Initiated:	Adit on Au 5 with Cross Cut from 5-1 to obtain composite sample for analysis of bulk sample, run of mine ore.

Established:	Outline of Due Diligence Study and Data base
 of all work as early stage
(Pre-Feasibility).

Postponed:	Further work on XingJiaGou tunnel in preference to
development work on
existing SGD structures, May 2006.

Planning:	Early stage Pre-Feasibility, Environmental assessment
for mine/mill
development and mining methods.

Ongoing:	Development of Community Relations with City,
County and Village
Representatives in Weichang County.

Completion of 2006 development and exploration plan for GuanDingShan.

Next stage of deposit development, planning and budget for the 2007 field season.


WEICHANG SHINING STAR PROJECT
PROJECT SUMMARY BAR CHART



Page 27

Figure 10

This project flow chart is PFEM's first time estimate of the progression through commissioning of the "Shining Star" operating facility, located in the County of
Weichang, Hebei Province, China. The schedule will be adjusted for continuing developments ie; Permitting, Environmental, Land Acquisition, People Considerations and other factors





Weichang Project tasks to be accomplished showing the projected start of, and duration of, individual tasks. Years 2006 and 2007.


Development	Current through September 2008

Pre-Feasibility	June 2007 through July 2008


WEICHANG SHINING STAR PROJECT
PROJECT SUMMARY BAR CHART

Page 28


Figure 10 (Continued)

Weichang Project tasks to be accomplished and projected start of, and duration of, individual tasks. Years 2008 and 2009.

Development	Continue through September 2008
Pre-Feasibility	Completed
Feasibility	January through July 2008
Engineering	August 2008 through March 2009
Site Preparation	January 2009 through April 2009
Incoming Power	January 2009 through September 2009
Water Supply	March 2009 through September 2009
Roads	March 2009 through May 2009
Dam/Tailing Pond	March 2009 through September 2009
Foundation	March 2009 through April 2009
Administration Building	March 2009 through July 2009
Assay Laboratory Building	March 2009 through July 2009
Security/First Aid Building 	March 2009 through July 2009
Pit & Service Building 	March 2009 through September 2009
Crushing Structure	April 2009 through October 2009
Field Tank	May 2009
Conveyors	July 2009 through October 2009
Process Plant	May 2009 through November 2009
Process Plant/Electric & Instrument	August 2009 through November 2009
Process Plant/ Mechanical & Piping	September 2009 through November 2009
Commissioning	December 2009



North GuangDingShan

Completed:	Exploration Permits being issued by Ministry
of Land and Resources, Chengde
Brigade.

Completed:	Soil Sample survey over 20 sq km: 1:15000:
line to line: 500m; point to
point: 50m; soil samples taken 896. Observation of geology, structure and mineralization along survey lines and their perimeters. Soil Survey results show; three Au anomalous zones, TAu1-4, with Au1 showing potential width and length mining dimensions, up to 280 times background values.

Completed:	Geology Survey 1: 2500 mapping of extensive
 Multi Metal prospect area and
data analysis.

Completed:	(a.) Soil Survey Au, Ag, As, Sb, and Hg contour map 1:10000
(b.) Soil Survey Cu, Pb, Zn, and Sb contour map 1:10000
(c.) Soil Survey Mo, W, and Bi contour map 1:10000
(d.) Soil Survey Au contour map 1:10000

Initiated:	Trenching, sampling on high grade Au zones
indicated by sampling, up to 250
times background.  Cu and Zn mineralization open in all directions.

Ongoing:	Planning next stage development.

ErDaoChuanGouMeng (Ocean Close)

Completed:	Exploration Permits Being Issued by Ministry of Land and Resources.

Completed:	Preliminary field investigation and lab assays.

Completed:	Geologic mapping 1:2500, data analysis and
 preliminary geo-chem survey and
attendant map.

Completed:	Topographic map 1:2500.

Completed:	oil Survey 1:20000

Completed:	Opening of tunnel, formerly worked by the
Weichang Gold Company on high
grade vein structure.

Ongoing:	First phase trenching in Ocean Close granitic
 rock type previously sampled
by Stanley D. Rhyu; assayed at Langfang lab.

Planned:	Inpection of all work to date; by Stanley D. Rhyu, spring of 2007.

DongFengShan (2.5 sq km)

Completed:	Exploration Permits Issued by Ministry of Land and Resources.

Completed:	Recommended by Donald L. Gustafson and
Friberg as potential low temperature
deposit possibility within shear zone, at depth, January 2005.

Completed:	Area and Path maps (preliminary sampling)

Completed:	Preliminary field investigation by Hebei Province Exploration and
Geological Institute; found and identified this prospect to be the Eastern extension of the mineralized belt, an extension of the ChaoYang Wan mine.

Completed:	Samples from limited exposures sent to Langfang lab.

Ongoing:	Plan of attack as to how next stage exploration will be conducted.

Da YaoGou (Placer area)

Completed:	Applications being prepared for submission to Ministry of Land and
Resources.

Completed:	Soil Survey 1: 20000

Completed:	Stream sediment sampling; 305 samples.

Ongoing:	Trenching and additional work upon evaluation of geo-chem results and issuance of permit.

Xiuyan Tailings Deposits

Completed:	Title check: Owner supplied legal documents.

Completed:	Initial inspection of 3.5 million ton tailings
dump of former large lead
and zinc producer.

Completed:	Additional testing of various sample areas as follow up to original inspection and sampling.

Underway:	Agreement of Intent with Owners.

Planned:	Three drill hole and sampling program to give further evidence of substantial resource potential, prior to more extensive testing; Spring of 2007.




PFEM'S WEICHANG VISION









The Vision is to create

In
Weichang, China,

A long life
"Mineral Processing industry"

Operating in the lowest cost
Quartile to profitablity

Producing a variety of metals
And
Mineral products



Gold

Will be the foundation, upon which
This vision of future growth is built



(REGISTRANT'S NOTE: END OF PFEM "CORPORATE UPDATE")



Auditing Report

Chengde Zhengyuan Office Foreign Auditing Mark (2006) No. 8

Chengde Great Wall Minerals Company, Ltd.,

We have audited the appendixes: the balance sheet and the profit sheet of Chengde Great
Wall Minerals Company, Ltd. as of December 31, 2005. The management team of Chengde
Great Wall Minerals Company, Ltd. is responsible for editing the accounting report
forms, so we only take the responsibilities of making suggestions on these forms on the basis of the auditing execution.

We have planned and implemented the auditing project depending on the independent auditing guideline of Chinese registered accountants, in order to reliably ensure
whether the accounting forms see a considerable wrong report or not. This auditing
project covers the following: On the basis of spot check, the amount which supports the report form is checked with any of exposed evidences, an accounting policy that the management team had used to edit the form is appraised with an important accounting estimation made by this team, and the complete influence of report form is evaluated. We believe that our auditing project is able to provide our suggestions with a reasonable basis. Therefore, the auditing report forms are given as follows:

Your company was established on January 6, 2004. The registered number of the enterprise
legal-person business license is: Enterprise Independent Hebei Chengde
Zongfu Mark
No.130800100283. The legal person is Frank Orrell. The registered capital is: USD750,000
(the paid-up capital is USD150,000). And the operating scope is: the survey and
development of mineral resource.

1. By December 31, 2005, the total capital of your company had been RMB184,681.43 all of which was the floating capital; and the rights and interests of the proprietor had been
RMB184,681.43, including the paid-up capital of RMB1,719,939.94 and the unallocated profit of RMB-1,535,258.51.

2. For the fiscal year of 2005, your company saw the null earnings, the operating cost of RMB998,678.00 and the total profit of RMB998,678.00.

We believe that the abovementioned accounting report forms are in conformity with the regulations of Enterprise Accounting Guideline and Enterprise Accounting System, both of which were published by the Chinese government. In all key areas, the forms fairly reflect the financial status of Chengde Great Wall Minerals
 Company, Ltd. as of December
31, 2005, as well as its financial status and operations achievements of the fiscal year of 2005.

by Chengde Zhengyuan Accountant's Office Co., Ltd.

(Official Seal: Chengde Zhengyuan Accountant's Office Co., Ltd.)

Place: Hebei, China
Date: June 21, 2006

Chinese registered accountant: (personal seal)

Chinese registered accountant: (personal seal)

Address: No.50, Xinxing Street, Shuangqiao District, Chengde


Balance Sheet
Edited by: Chengde Great Wall Mining Industry Co., Ltd.
Date: December 31, 2005
Unit: RMB
Item
Line
Amount at beginning
of term
Amount at end of
term
Monetary capital
1


Short-term investment
2


Receivable bill
3


Receivable dividend
4


Receivable interest
5


  Account receivable
6


  Other receivables
7


Account paid in advance
8


Future deposit
9


Receivable allowances
10


Receivable withdrawn tax for export
11


Stock in trade
12


 Including: Raw material
13


 Finished products (commercial goods
in stock)
14


Deferred and prepaid expenses
15


Net loss of floating assets to be
handled
16


Investment of long-term liabilities
to be expired in one year
17


Other Floating assets
18


Total of floating assets
19
620,439.49
184,681.43
Long-term investment:
20


Including: Long-term investment in
shareholding rights
21


? Long-term investment in creditor's
rights
22


* Price difference for merge
23


? Total of long-term investment
24


Original value of fixed assets
25


Minus: Accumulated depreciation
26


Net amount of fixed assets
27


Minus:  Preparation for reducing
value of fixed assets
28


Net amount of fixed assets
29


Liquidation for fixed assets
30


Project materials
31


Project under construction
32


Net loss of fixed assets to be
handled
33


Total of fixed assets
34


Immaterial assets
35


Including: Land use right
36


Deferred assets (Long-term deferred
and prepaid expenses)
37


Including: Repair of fixed assets
38


Cost on improvement of fixed assets
39


Other long-term assets
40


Including: Physical assets reserve
specifically authorized
41


Total of immaterial and other assets
42


Debit items of deferred and prepaid
tax
43


Total of assets
44
620,439.49
184,681.43
 Short-term loan
45


 Payable bill
46


 Non-payments
47


 Prepaid accounts
48


 Payable wage
49


 Payable welfarism
50


 Unpaid profit (dividend)
51


 Unpaid tax
52


 Other payables
53


 Other non-payments
54


 Accrued expenses
55


 Accrued loan
56


Investment of long-term liabilities
to be expired in one year
57


 Other floating liabilities
58


Total of floating liabilities
59


Long-term loan
60


Payable bond
61


Long-term payables
62


Payables specifically authorized
63


Other long-term liabilities
64


Including: Physical assets reserve
specifically authorized
65


Total of long-term liabilities
66


Credit items of deferred and prepaid
tax
67


Total of liabilities
68


* Minority of shareholders' rights
and interests
69


Paid-up capital (capital stock)
70
1,157,020.00
1,719,939.94
State's capital
71


Collection's capital
72


Legal person's capital
73


Including: State-owned legal-person
capital
74


 Collection-owned legal-person
capital
75


Personal capital
76


Foreign businessmen's capital
77


Accumulated capital
78


Accumulated surplus
79


Including: Legally accumulated
capital
80


Public welfare funds
81


Added floating assets
82


Unconfirmed loss of investment
(filled in with "-")
83


Unallocated profit
84
-536,580.51
-1,535,258.51
Foreign-currency conversion
difference
85


Total of owner's equity
86
620,439.49
184,681.43

87


Total of liabilities and owner's
equity
88
620,439.49
184,681.43


Table of Status on Income and Expenses of Foreign Exchange
Edited by: Chengde Great Wall Mining Industry Co., Ltd.
Date: December 31, 2005
Code of Organization:75751553?2
Code of Foreign Exchange License:130800040107
Unit: USD10,000
Assets
Amount
at
begging
of
period
Amount
at end
of
period
Debts and balances of checking accounts
Amount at
begging of
period
Amount at
end of
period
I. Monetary fund of foreign
exchange
8
2
XI. Accounts of foreign exchange
payable
0
0
  1.1 Cash


Where: Domestic accounts payable


  1.2 Deposit of capital
accounts
8
2
  11.1 Goods trade


  1.3 Deposit of checking
accounts


Where: Expiry is one year or longer.


  1.4 Deposit of loan accounts


Financial leasehold


  1.5 Deposit of other accounts


  11.2 Service trade


II. Accounts of foreign exchange
receivable
0
0
Where: Expiry is one year or longer.


Where: Domestic accounts
receivable


  11.3 Other accounts payable


  2.1 Goods trade


Where: Expiry is one year or longer.


  2.2 Service trade


XII. Accounts of foreign exchange
received


  2.3 Other accounts receivable
?
?
Where: Expiry is one year or longer.


III. Accounts of foreign
exchange prepaid
?
?
XIII. Wages payable to foreign
employees


IV. Dividends of foreign
exchange receivable
?
?
XIV. Dividends of foreign exchang
payable


Where: Domestic dividends
receivable
?
?
Where: Expiry is one year or longer.


V. Overseas investment
?
?
XV. Overseas loans
0
0
Where: Fixed assets
?
?
  15.1 Loans from financial
organizations


Immaterial assets
?
?
  15.2 Loans from affiliated
enterprises


VI. Domestic foreign exchange
investments
?

  15.3 Other loans


VII. Non-foreign-exchange assets
0
0
  15.4 Publishing of bonds


  7.1 RMB
?

XVI. Overseas loans of foreign exchange


  7.2 Fixed assets
?

Where: Loans from financial
organizations in home and abroad


  7.3 Immaterial assets
?

XVII. Dividends of foreign exchange
payable


  7.4 Capital obligation shift
?

Where: It is the domestic dividends.


  7.5 Single-side capital shift
?

XVIII. Overseas capital received
14?
23
  7.6 Others
?

  18.1 Foreign direct investment
14?
23
VIII. Structural difference in
foreign rate
14?
23
  18.2 Foreign investment in securities


IX. Coversion difference in
foreign exchange
?

XIX. Domestic capital of foreign
exchange received


X. Other assets
?

XX. Difference of checking accounts
8
2
Total
22
25
Total difference of debts and checking
accounts
22
25

Appendix: 1.The newly added amount of warranty that is made for the foreign party this year hits USD0. The reduced
amount of warranty this year is USD0
and the balance at end of year is USD0.
2.According to the stock rights or agreed ratio, all of the foreign party's undistributed profit balance at end of year is counted as USD0.
3.The "other assets" hits 0% of the "total of asset."
Date:2006-06-21
Edited by: Wu Yi Shan
Chief Accountant: Wu Yi Shan
 Legal Representative: Frank Orrell
Audited by: Beijing Runchent Accountant's Office
Registered Accountant: Shi Liandong


Profit Sheet
Edited by: Chengde Great Wall Minerals Company, Ltd.
For the fiscal year of 2005
Unit: RMB
Item
Amount of this fiscal year
I. Income of main business

  Including: Income from sales of imported products (commercial goods)

Income from sales of exported products (commercial goods)

Minus: discounts and allowances

II. Net income of main business

Minus: (I) Cost of business operation

  Including: Income from sales of imported products (commercial goods)

       (II) Tax and add-ons of business operation

       (III) Operation expenses
998,678.00
       (IV) Others

Add:   (I) Deferred income

       (II) income of check-off and commission

       (III) Others

III. Profit of main business

Add: Profit of other business (filled in with "-")

Minus:  (I) Operation expenses

       (III) Management cost

       (III) Financial cost

       (IV) Others

IV. Operation profit (filled in with "-")

Add:   (I) Income of investment (filled in with "-")

       (II) income of futures

       (III) income of allowance

              Including: Income of allowance for deficit enterprise before allowance is given

       (IV) income beyond operation

              Including: Income of disposal of fixed assets

                       Non-cash deal income

                       Income of sales of immaterial assets

                       Net income of penalty

       (IV) others

              Including: Balance of content of wages of previous years used to make up the profit

Minus: (I) Expenditure beyond business

  Including: Net loss of disposal of fixed assets

           Loss of regrouped liabilities

           Expenditure of penalty

           Expenditure of donation

       (II) Other expenditure

   Including: Transferred content of wages responsible for balance

Add: Adjustment of profit and loss of previous years

V. Total amount of profit (filled in with "-")
-998,678.00
Minus: Income tax

* Minority of shareholders' rights and interests

Add: * Unconfirmed loss of investment (filled in with "+")

V. Net profit (filled in with "-")








9